Exhibit 24.1

                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement for our reports dated February 5, 1997 included in MedQuist Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                                       /s/ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
  August 4, 1997


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